Exhibit - 99.5

INDEX TO PRO FORMA FINANCIAL STATEMENTS

NorthStar Realty Finance Corp. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2014	3
NorthStar Realty Finance Corp. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2013	4
NorthStar Realty Finance Corp. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014	5
NorthStar Realty Finance Corp. and Subsidiaries Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	6

NORTHSTAR REALTY FINANCE CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2014 is presented as if NorthStar Realty Finance Corp. (the “Company”) acquired a $1.05 billion healthcare real estate portfolio comprised of over 8,500 beds across 43 senior housing and 37 skilled nursing facilities, located primarily in Florida, Illinois, Oregon and Texas (the “Properties”) on March 31, 2014. The Properties consist of six portfolios, one portfolio acquired on June 28, 2013 (herein collectively referred to as “Ranger Predecessor”) and five other portfolios all acquired prior to January 1, 2013 (these five portfolios for the year ended December 31, 2013, together with Ranger Predecessor from June 28, 2013 to December 31, 2013, are herein collectively referred to as “Eclipse Predecessor”).
The following unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013 and the three months ended March 31, 2014 are presented as if the Company acquired the Properties on January 1, 2013.
The allocation of the purchase price of the Properties reflected in these unaudited pro forma condensed consolidated financial statements has been based upon preliminary estimates of the fair value of assets acquired.  A final determination of the fair value of the acquired assets will be based on the valuation of the tangible and intangible assets and liabilities of the Properties that exist as of the date of completion of the acquisition.  Consequently, the preliminary amounts allocated to tangible assets could change significantly from those used in the pro forma condensed consolidated financial statements presented and could result in a material change in depreciation and amortization of tangible assets. The fair value is a preliminary estimate and may be adjusted within one year of the acquisition in accordance with accounting principles accepted in the United States or U.S. GAAP.
This unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014 and are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transaction as of the beginning of the period presented, nor is it necessarily indicative of future results.  In the opinion of the Company’s management, the pro forma condensed consolidated financial statements include all significant necessary adjustments that can be factually supported to reflect the effects of the acquisition.

NORTHSTAR REALTY FINANCE CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2014
(In Thousands, Except Per Share Data)

	Historical(1)	Properties(2)	Pro Forma Adjustments		Pro Forma
Net interest income
Interest income	$78,679	$—	$—		$78,679
Interest expense on debt and securities	3,283	—	—		3,283
Net interest income on debt and securities	75,396	—	—		75,396
Other revenues
Rental and escalation income	68,425	13,030	83	(3)	81,538
Selling commissions and dealer manager fees, related parties	14,548	—	—		14,548
Asset management and other fees, related parties	9,485	—	—		9,485
Resident fee income	—	26,016	—		26,016
Other revenue	1,789	—	—		1,789
Total other revenues	94,247	39,046	83		133,376
Expenses
Other interest expense	39,033	8,239	2,118	(4)	49,390
Real estate properties – operating expenses	21,958	18,966	75	(5)	40,999
Commission expense	13,560	—	—		13,560
Other expenses	776	—	—		776
Transaction costs	8,110	—	—	(6)	8,110
Provision for loan losses, net	1,886	—	—		1,886
General and administrative expenses
Salaries and equity-based compensation	20,863	—	—		20,863
Other general and administrative expenses	6,425	170	—		6,595
Total general and administrative expenses	27,288	170	—		27,458
Depreciation and amortization	27,049	5,915	879	(7)	33,843
Total expenses	139,660	33,290	3,072		176,022
Income (loss) from operations	29,983	5,756	(2,989)		32,750
Equity in earnings (losses) of unconsolidated ventures	31,792	—	—		31,792
Unrealized gain (loss) on investments and other	(141,951)	(735)	—		(142,686)
Realized gain (loss) on investments and other	(45,901)	—	—		(45,901)
Gain (loss) from deconsolidation of N-Star CDOs	3,355	—	—		3,355
Income (loss) from continuing operations	(122,722)	5,021	(2,989)		(120,690)
Income (loss) from discontinued operations	(384)	—	—		(384)
Net income (loss)	(123,106)	5,021	(2,989)		(121,074)
Net (income) loss attributable to non-controlling interests	3,736	—	(322)	(8)	3,414
Preferred stock dividends	(15,591)	—	—		(15,591)
Net income (loss) attributable to NorthStar Realty Finance Corp. common stockholders	$(134,961)	$5,021	$(3,311)		$(133,251)
Net income (loss) per common share attributable to NorthStar Realty Finance Corp. common stockholders (basic/diluted)	$(0.42)				$(0.41)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NORTHSTAR REALTY FINANCE CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
(In Thousands, Except Per Share Data)

	Historical(1)	Properties(2)	Pro Forma Adjustments		Pro Forma
Net interest income
Interest income	$303,989	$—	$—		$303,989
Interest expense on debt and securities	38,152	—	—		38,152
Net interest income on debt and securities	265,837	—	—		265,837
Other revenues
Rental and escalation income	235,492	53,321	334	(3)	289,147
Selling commissions and dealer manager fees, related parties	62,572	—	—		62,572
Asset management and other fees, related parties	27,301	—	—		27,301
Resident fee income	—	97,408	—		97,408
Other revenue	5,420	—	—		5,420
Total other revenues	330,785	150,729	334		481,848
Expenses
Other interest expense	140,507	33,412	8,017	(4)	181,936
Real estate properties – operating expenses	73,668	70,619	1,100	(5)	145,387
Commission expense	57,325		—		4,703
Other expenses	4,703	—	—		57,325
Transaction costs	12,464	7,457	(7,457)	(6)	12,464
Provision for loan losses, net	(8,786)	—	—		(8,786)
General and administrative expenses
Salaries and equity-based compensation	64,726	—	—		64,726
Other general and administrative expenses	22,511	254	—		22,765
Total general and administrative expenses	87,237	254	—		87,491
Depreciation and amortization	93,470	24,347	2,830	(7)	120,647
Total expenses	460,588	136,089	4,490		601,167
Income (loss) from operations	136,034	14,640	(4,156)		146,518
Equity in earnings (losses) of unconsolidated ventures	85,477	—	—		85,477
Other income (loss)	38	—	—		38
Unrealized gain (loss) on investments and other	(34,977)	(742)	—		(35,719)
Realized gain (loss) on investments and other	33,676	—	—		33,676
Gain (loss) from deconsolidation of N-Star CDOs	(299,802)	—	—		(299,802)
Income (loss) from continuing operations	(79,554)	13,898	(4,156)		(69,812)
Income (loss) from discontinued operations	(8,356)	—	—		(8,356)
Net income (loss)	(87,910)	13,898	(4,156)		(78,168)
Net (income) loss attributable to non-controlling interests	5,973	—	(1,675)	(8)	4,298
Preferred stock dividends	(55,516)	—	—		(55,516)
Net income (loss) attributable to NorthStar Realty Finance Corp. common stockholders	$(137,453)	$13,898	$(5,831)		$(129,386)
Net income (loss) per common share attributable to NorthStar Realty Finance Corp. common stockholders (basic/diluted)	$(0.65)				$(0.61)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NORTHSTAR REALTY FINANCE CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2014
(Dollars in Thousands)

	Historical(9)	Properties(10)	Pro Forma
Assets
Cash and cash equivalents	$504,127	$(341,343)	$162,784
Restricted cash	164,378	3,570	167,948
Operating real estate, net	2,327,914	956,339	3,284,253
Real estate debt investments, net	1,158,058	—	1,158,058
Investments in private equity funds, at fair value	571,903	—	571,903
Investments in and advances to unconsolidated ventures	144,282	—	144,282
Real estate securities, available for sale	978,381	—	978,381
Receivables	30,963		30,963
Receivables, related parties	29,169	—	29,169
Unbilled rent receivable	15,153	—	15,153
Derivative assets, at fair value	1,925	2,339	4,264
Deferred costs and intangible assets, net	96,666	67,416	164,082
Assets of properties held for sale	52,621	—	52,621
Other assets	137,278	3,113	140,391
Total assets	$6,212,818	$691,434	$6,904,252

Liabilities
Mortgage and other notes payable	$2,110,623	$602,861	$2,713,484
CDO bonds payable	419,253	—	419,253
Securitization bonds payable	82,367	—	82,367
Credit facilities	62,030	—	62,030
Senior notes	481,118	—	481,118
Exchangeable senior notes	198,000	—	198,000
Junior subordinated notes, at fair value	213,200	—	213,200
Accounts payable and accrued expenses	73,591	7,344	80,935
Escrow deposits payable	104,421	7,666	112,087
Derivative liabilities, at fair value	30,717	285	31,002
Liabilities of properties held for sale	28,962	—	28,962
Other liabilities	73,732	23,803	97,535
Total liabilities	3,878,014	641,959	4,519,973

Commitments and contingencies

Equity
NorthStar Realty Finance Corp. Stockholders’ Equity
Preferred stock, $736,640 aggregate liquidation preference as of March 31, 2014	697,352	—	697,352
Common stock, $0.01 par value, 500,000,000 shares authorized, 327,026,653 shares issued and outstanding as of March 31, 2014	3,270	—	3,270
Additional paid-in capital	2,501,249	—	2,501,249
Retained earnings (accumulated deficit)	(902,619)	(6,923)	(909,542)
Accumulated other comprehensive income (loss)	4,152	—	4,152
Total NorthStar Realty Finance Corp. stockholders’ equity	2,303,404	(6,923)	2,296,481
Non-controlling interests	31,400	56,398	87,798
Total equity	2,334,804	49,475	2,384,279
Total liabilities and equity	$6,212,818	$691,434	$6,904,252

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NORTHSTAR REALTY FINANCE CORP. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1)	Represents the Company’s condensed consolidated statement of operations for the three months ended March 31, 2014 and year ended December 31, 2013.

(2)
Represents audited financial statements of Ranger Predecessor for the period from January 1, 2013 to June 27, 2013 and Eclipse Predecessor for the year ended December 31, 2013 and unaudited financial statements of Eclipse Predecessor for the three months ended March 31, 2014. The immaterial provision for income taxes of $0.2 million and $0.3 million for the three months ended March 31, 2014 and the year ended December 31, 2013 were reclassified to other general and administrative expenses in the condensed consolidated statements of operations.

(3)	Represents the net effect of above and below market lease amortization related to the preliminary purchase price allocation of the Properties.

(4)
Represents the impact of a net increase in interest expense related to amortization of deferred financing costs and below-market intangibles related to mortgage notes payable offset by lower interest expense related to the modification of the interest rate on assumed borrowings.

(5)
Represents an increase to historical asset management fee expense to reflect the terms of the joint venture agreement. The Company’s joint venture partner will earn an asset management fee of $2.7 million per annum and a subordinate asset management fee of up to $0.8 million per annum, which is subject to us receiving a 12% current return. The subordinate fee would not have been earned for the three months ended March 31, 2014 and year ended December 31, 2013.

(6)	Represents an adjustment to exclude transaction costs incurred in connection with the acquisition of the Properties and any historical transaction costs.

(7)	Represents the increase in depreciation and amortization expense based on the preliminary purchase price allocation of the Properties.

(8)
Represents the Company’s non-controlling interest allocated to its operating partnership based on weighted average shares outstanding and an allocation to the joint venture partners based on the terms of the joint venture agreement of $(0.3) million and $(1.7) million for the three months ended March 31, 2014 and year ended December 31, 2013, respectively.

(9)	Represents the Company’s condensed consolidated balance sheet as of March 31, 2014.

(10)
Represents adjustments in connection with the acquisition of the Properties. The Company is in the process of allocating the purchase price. The fair value is a preliminary estimate and may be adjusted within one year of the acquisition in accordance with U.S. GAAP. In addition, the Company recorded an accrual for estimated non-recurring transaction costs of $6.9 million in connection with this transaction.